                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): JANUARY 30, 1998

                           FIRSTBANK OF ILLINOIS CO.
             (Exact name of registrant as specified in its charter)

   DELAWARE                        0-8426                    37-6141253
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

        205 SOUTH FIFTH STREET, 9TH FLOOR, SPRINGFIELD, ILLINOIS  62701
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (217) 753-7543

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On January 30, 1998, Firstbank of Illinois Co., a corporation organized and existing under the laws of the state of Delaware ("FIRSTBANK"), Mercantile Bancorporation Inc., a corporation organized and existing under the laws of the State of Missouri ("MERCANTILE"), and Ameribanc, Inc., a Missouri corporation and wholly owned subsidiary of Mercantile, entered into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT"), pursuant to which Firstbank will merge with and into Ameribanc, Inc. (the "MERGER"). The Executive Committee of the Board of Directors of Mercantile and the Board of Directors of Firstbank approved the Merger at meetings held on December 16, 1997 and January 29, 1998, respectively.

         In accordance with the terms of the Merger Agreement, each share of Firstbank common stock, par value $1.00 per share (the "FIRSTBANK COMMON STOCK"), outstanding immediately prior to the effective time of the Merger (the "EFFECTIVE TIME") will be converted into the right to receive 0.8308 of a share of Mercantile common stock, par value $.01 per share (the "COMMON STOCK"), and the associated preferred share purchase rights under Mercantile's Rights Agreement, dated May 23, 1988, between Mercantile and Mercantile Bank National Association, as Rights Agent (together with the Common Stock, the "MERCANTILE COMMON STOCK").

         In addition, at the Effective Time, all rights with respect to Firstbank Common Stock pursuant to stock options outstanding at the Effective Time, whether or not then exercisable, shall be converted into and shall become rights with respect to Mercantile Common Stock.

         The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling-of-interests.

         Consummation of the Merger is subject to various conditions, including: (i) the approval of the Merger Agreement and the Merger by the shareholders of Firstbank; (ii) the receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and any other necessary federal and state regulatory authorities; (iii) the registration pursuant to the Securities Act of 1933, as amended (the "ACT"), of the shares of Mercantile Common Stock to be issued in the Merger and upon exercise of options to acquire Mercantile Common Stock following the Merger; (iv) the receipt by each of Mercantile and Firstbank of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (v) the receipt of a letter from KPMG Peat Marwick LLP, Mercantile's independent public accountants, to the effect that the Merger will qualify for pooling-of-interests accounting treatment; (vi) Firstbank shall have divested itself of, or entered into binding agreements to divest certain banking subsidiaries; and (vii) the satisfaction of certain other conditions.

         The Merger Agreement and the Merger will be submitted for approval at a meeting of the shareholders of Firstbank. Prior to such meeting, Mercantile will file a registration statement with the Securities and Exchange Commission registering under the Act the shares of Mercantile Common Stock to be issued in the Merger. Such shares of Mercantile



Form 8-K
Firstbank of Illinois Co.

Common Stock will be offered to the Firstbank shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.


         In connection with the Merger Agreement, each of the directors of Firstbank, who in the aggregate have voting power over approximately 7.2 percent of the outstanding shares of Firstbank Common Stock, based upon 15,753,053 shares of Firstbank Common Stock outstanding as of January 2, 1998, has agreed with Mercantile pursuant to a separate Voting Agreement to vote all shares of Firstbank Common Stock over which such director has voting power to approve the Merger Agreement and the Merger.


         Also in connection with the Merger Agreement, Mercantile and Firstbank entered into a Stock Option Agreement, dated January 30, 1998 (the "STOCK OPTION AGREEMENT"). Under the Stock Option Agreement, Mercantile has been granted an irrevocable option to purchase, under certain circumstances, up to 3,134,858 shares of Firstbank Common Stock at a price of $37.75 per share, subject to certain adjustments (the "MERCANTILE OPTION"). The Mercantile Option, if exercised, would equal, before giving effect to the Mercantile Option, 19.9 percent of the total number of shares of Firstbank Common Stock outstanding. The Mercantile Option was granted by Firstbank as a condition to and inducement for Mercantile's willingness to enter into the Merger Agreement. Under certain circumstances, Firstbank may be required to repurchase the Mercantile Option or the shares acquired pursuant to the exercise of the Mercantile Option.

         Each of the preceding descriptions of the Merger Agreement, Stock Option Agreement, and Voting Agreement is qualified in its entirety by reference to the copies of the Merger Agreement, Stock Option Agreement, and Voting Agreement included as Exhibits 2.1, 2.2, and 2.3 respectively, incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


                 (c)   Exhibits.



Exhibit No.                                Description
-----------                                -----------
   2.1*                           Agreement and Plan of Reorganization, dated January 30, 1998, by and among Mercantile
                                  Bancorporation Inc., Ameribanc, Inc. and Firstbank of Illinois Co.

   2.2*                           Stock Option Agreement, dated January 30, 1998, by and between Mercantile Bancorporation
                                  Inc. and Firstbank of Illinois Co.

   2.3*                           Form of Voting Agreement to be entered into between Mercantile Bancorporation, Inc. and the directors of Firstbank of Illinois Co.

  99.1*                           Text of joint press release, dated January 30, 1998, issued by Mercantile Bancorporation Inc.
                                  and Firstbank of Illinois Co.
  * Previously filed.






Form 8-K
Firstbank of Illinois Co.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRSTBANK OF ILLINOIS CO.



                                   By  /s/ Chris R. Zettek
                                       --------------------------------
                                       Chris R. Zettek
                                       Executive Vice President and
                                       Chief Financial Officer





Form 8-K
Firstbank of Illinois Co.

                                 EXHIBIT INDEX



Exhibit No.                                Description
-----------                                -----------
   2.1*                           Agreement and Plan of Reorganization, dated January 30, 1998, by and among Mercantile
                                  Bancorporation Inc., Ameribanc, Inc. and Firstbank of Illinois Co.

   2.2*                           Stock Option Agreement, dated January 30, 1998, by and between Mercantile Bancorporation Inc.
                                  and Firstbank of Illinois Co.

   2.3*                           Form of Voting Agreement to be entered into between Mercantile Bancorporation Inc. and the directors of Firstbank of Illinois Co.

  99.1*                           Text of joint press release, dated January 30, 1998, issued by Mercantile Bancorporation Inc.
                                  and Firstbank of Illinois Co.
  * Previously filed.







Form 8-K
Firstbank of Illinois Co.